SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2)
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              YADKIN VALLEY COMPANY
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fees (Check the appropriate box):

(X)  No fee required.

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                              YADKIN VALLEY COMPANY
                          239 FAYETTEVILLE STREET MALL
                              POST OFFICE BOX 1729
                          RALEIGH, NORTH CAROLINA 27602


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                            TO BE HELD APRIL 26, 1999


        NOTICE is hereby given that the 1999 Annual Meeting of Shareholders of Yadkin Valley Company (the "Company") will be held in the Conference Room on the Second Floor of First-Citizens Bank & Trust Company, 239 Fayetteville Street Mall, Raleigh, North Carolina, at 10:00 A.M., on Monday, April 26, 1999. The purposes of the meeting are:

        1. ELECTION OF DIRECTORS. To elect three members of the Board of Directors to hold office for one-year terms or until their respective successors are duly elected and qualified;

        2. PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS. To ratify the appointment of KPMG LLP as the Company's independent public accountants for 1999; and,

        3. OTHER BUSINESS. To transact any other business which may properly come before the meeting.

        YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, EVEN IF YOU PLAN TO ATTEND, YOU ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ENCLOSED APPOINTMENT OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. THE GIVING OF SUCH APPOINTMENT OF PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT OR TO ATTEND THE MEETING AND VOTE IN PERSON.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ E. THOMAS LUCAS
                                              E. THOMAS LUCAS
                                              VICE PRESIDENT AND SECRETARY


MARCH 19, 1999

                              YADKIN VALLEY COMPANY
                          239 FAYETTEVILLE STREET MALL
                              POST OFFICE BOX 1729
                          RALEIGH, NORTH CAROLINA 27602
                                 (919) 716-2266


                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 26, 1999

GENERAL

        This Proxy Statement is furnished in connection with the solicitation of appointments of proxy by the Board of Directors of Yadkin Valley Company (the "Company") to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held in the Conference Room on the Second Floor of First-Citizens Bank & Trust Company, 239 Fayetteville Street Mall, Raleigh, North Carolina, at 10:00 A.M., on April 26, 1999, and at any adjournment thereof. This Proxy Statement is being mailed to the Company's shareholders on or about March 19, 1999.

SOLICITATION AND VOTING OF APPOINTMENTS OF PROXY

        Persons named in the enclosed appointment of proxy to represent shareholders at the Annual Meeting are David S. Perry and Jeanette C. Howell (the "Proxies"). Shares represented by each appointment of proxy which is properly executed, returned, and not revoked, will be voted by the Proxies in accordance with the directions contained therein. If no directions are given, such shares will be voted by the Proxies "FOR" the election of each of the three nominees for director named in Proposal 1 and "FOR" Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 becomes unable or unwilling to serve for any reason, the Proxies will be authorized to vote for a substitute nominee. On such other matters as may properly come before the Annual Meeting, the Proxies will be authorized to vote in accordance with their best judgment.

REVOCATION

        A shareholder may revoke an appointment of proxy at any time before it is exercised by filing with the President of the Company a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

EXPENSES OF SOLICITATION

        The Company will pay the cost of preparing, assembling, and mailing this Proxy Statement. In addition to the use of the mails, appointments of proxy may be solicited in person or by telephone by the Company's directors, officers, and employees without additional compensation.

RECORD DATE

        The Board of Directors has set the close of business on March 8, 1999, as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record on the Record Date will be entitled to vote on the matters presented for action by shareholders at the Annual Meeting.

VOTING SECURITIES

        The Company's voting securities are the shares of its common stock, $1.00 par value per share, of which 183,692 shares were issued and outstanding as of the Record Date.

VOTING PROCEDURES; VOTES REQUIRED FOR APPROVAL

        In the election of directors, the three nominees receiving the highest number of votes will be elected. The affirmative vote of a majority of the shares of the Company's common stock represented in person or by proxy and voting at the Annual Meeting is required for approval of Proposal 2. As long as a quorum is present, abstentions and broker non-votes will have no effect in the voting at the Annual Meeting. Shareholders may not vote cumulatively in the election of directors.

BENEFICIAL OWNERSHIP OF SECURITIES

        As of the Record Date, persons known to management of the Company to own of record or beneficially more than 5% of the Company's outstanding voting securities were as follows:

          NAME AND ADDRESS         AMOUNT AND NATURE OF     PERCENTAGE
         OF BENEFICIAL OWNER      BENEFICIAL OWNERSHIP (1)  OF CLASS (2)
     ---------------------------  ----------------------    ------------
     Peter M. Bristow
     Columbia, South Carolina           15,374 (3)            8.37%

     Hope Holding Connell
     Raleigh, North Carolina            14,283 (4)            7.78%

     Frank B. Holding, Jr.
     Raleigh, North Carolina            19,657 (5)           10.70%

     Lewis R. Holding
     Lyford Cay, Bahamas                49,297 (6)           26.84%

---------------
(1) Except as otherwise noted, shares shown as beneficially owned are, to the best of management's knowledge, owned of record by the persons named and such persons exercise sole voting and investment power with respect to such shares.

(2) The percentage of class is based on the 183,692 shares of the Company's common stock issued and outstanding as of the Record Date.

(3) Includes 7 shares with respect to which Mr. Bristow exercises shared voting and investment power. Also includes an aggregate of 4,631 shares held directly by his spouse and in a trust for her benefit and with respect to which he disclaims beneficial ownership.

(4) Includes 101 shares with respect to which Ms. Connell exercises shared voting and investment power. Also includes an aggregate of 9,224 shares held directly by her spouse individually and as custodian for their minor children and with respect to which she disclaims beneficial ownership.

(5) Includes an aggregate of 1,770 shares held by certain corporations or other entities which, for beneficial ownership purposes, may be deemed to be controlled by Mr. Holding and with respect to which shares he may be deemed to exercise shared voting and investment power. Also includes 4,098 shares held by his spouse and with respect to which he disclaims beneficial ownership. Includes 1,770 shares which also are shown as beneficially owned by Lewis R. Holding.

(6) Includes an aggregate of 2,764 shares held by certain corporations or other entities which, for beneficial ownership purposes, may be deemed to be controlled by Mr. Holding and with respect to which shares he may be deemed to exercise shared voting and investment power. Also includes 1,184 shares held by his spouse and adult child individually or as trustee and with respect to which he disclaims beneficial ownership. Includes 1,770 shares which also are shown as beneficially owned by Frank B. Holding, Jr.

        As of the Record Date, the beneficial ownership of the Company's outstanding voting securities by the directors individually and by directors and executive officers as a group was as follows:

                 NAME OF                 AMOUNT AND NATURE OF      PERCENTAGE
          BENEFICIAL OWNER             BENEFICIAL OWNERSHIP (1)    OF CLASS (2)
    ----------------------------     ---------------------------   ------------

    Hope Holding Connell                         14,283 (3)           7.78%

    E. Thomas Lucas                                   4                (2)

    David S. Perry                                  346 (4)           0.19%

    All directors and executive                  14,633               7.97%
      officers as a group (3 persons)

--------------
(1) Except as otherwise noted, shares shown as beneficially owned are, to the best of management's knowledge, owned of record by the persons named and such persons exercise sole voting and investment power with respect to such shares.

(2) The percentage of class is based on the 183,692 shares of the Company's common stock issued and outstanding as of the Record Date. Percentages less than .01% are not shown.

(3) See footnote (4) to the principal shareholders' table above for a description of Ms. Connell's beneficial ownership of the Company's outstanding voting securities.

(4) Includes 346 shares with respect to which Mr. Perry exercises shared voting and investment power.


                        PROPOSAL 1: ELECTION OF DIRECTORS

        The Company's Bylaws provide that the number of directors of the Company shall be three. The Board of Directors has nominated the three persons named below for election by shareholders as directors for terms of one year or until their successors are duly elected and qualified. Each nominee currently serves as a director of the Company.

                        POSITION WITH   YEAR FIRST
  NAME AND AGE          COMPANY (1)       ELECTED   PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
--------------------    -------------   ----------  ---------------------------------------------
Hope Holding Connell    Director           1998     Senior Vice President, First-Citizens
    (36)                                            Bank & Trust Company, Raleigh, NC (formerly
                                                    Vice President); Director, Southern
                                                    BancShares (N.C.), Inc. and Southern Bank
                                                    and Trust Company, Mount Olive, NC

E. Thomas Lucas         Vice President,    1979     Retired; formerly President and Chief
    (70)                Secretary, and              Executive Officer, The Heritage Bank,
                        Director                    Lucama, NC

                                       3

                        POSITION WITH   YEAR FIRST
  NAME AND AGE          COMPANY (1)        ELECTED  PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
--------------------    -------------   ----------  ---------------------------------------------

David S. Perry          President,         1988     President, American Guaranty Insurance
    (54)                Treasurer,                  Company, Raleigh, NC (property and casualty
                        and Director                insurer); President, Triangle Life
                                                    Insurance Company, Raleigh, NC (credit life
                                                    and accident and health insurer) (2)
------------

(1) Ms. Connell and Messrs. Lucas and Perry also serve as directors of Yadkin Valley Life Insurance Company, the Company's wholly-owned subsidiary.

(2) American Guaranty Insurance Company and Triangle Life Insurance Company are wholly-owned subsidiaries of First-Citizens Bank & Trust Company, Raleigh, North Carolina.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE. THE THREE NOMINEES RECEIVING THE HIGHEST NUMBER OF VOTES WILL BE ELECTED.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors held one meeting in 1998, which was attended by all directors. The Board of Directors has no standing committees.

MANAGEMENT COMPENSATION

        The Company's two executive officers are David S. Perry, President and Treasurer, and E. Thomas Lucas, Vice President and Secretary. No salaries, fees, or other compensation or benefits are paid or provided by the Company to its executive officers or directors.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

        The Company and Yadkin Valley Life Insurance Company ("Yadkin Valley Life"), the wholly-owned subsidiary of the Company, each is party to an Administration Agreement (the "Agreement") with American Guaranty Insurance Company, Raleigh, North Carolina ("American Guaranty"), a wholly-owned subsidiary of First-Citizens Bank & Trust Company, Raleigh, North Carolina ("FCB"), under which American Guaranty provides managerial, administrative, and operational services necessary in carrying on the insurance holding company business and reinsurance business of the Company and Yadkin Valley Life, respectively, subject to the supervision and control of the Company's Board of Directors. American Guaranty is compensated and reimbursed for services rendered and expenses incurred which are reasonable and properly attributable, directly or indirectly, to the management and conduct of the Company's business affairs. The Agreements may be terminated by either party at any time upon written notice to the other. Aggregate fees paid by the Company and Yadkin Valley Life to American Guaranty pursuant to the Agreements during 1998 was $15,165. Those fees did not exceed 5% of the consolidated gross revenues of either the Company or American Guaranty. David S. Perry, who is President, Treasurer, and a director of the Company, also serves as President and a director of American Guaranty, and Frank B. Holding, Jr., a principal shareholder of the Company, serves as Chairman of American Guaranty's Board. Additionally, Frank B. Holding, Jr., Lewis R. Holding, and Hope Holding

Connell, who are principal shareholders of the Company, also are principal shareholders of FCB's parent holding company, First Citizens BancShares, Inc., Raleigh, North Carolina ("BancShares"), and Messrs. F. Holding, Jr. and L. Holding serve as directors and executive officers of FCB and BancShares.

        The Company's reinsurance business consists solely of assuming risks, through Yadkin Valley Life, on credit life insurance policies issued by Triangle Life Insurance Company, Raleigh, North Carolina ("Triangle Life"), which is a wholly-owned subsidiary of FCB. Frank B. Holding, Jr., Lewis R. Holding, and Hope Holding Connell, who are principal shareholders of the Company, also are principal shareholders of FCB's parent holding company, BancShares, and Messrs.
F. Holding, Jr. and L. Holding also serve as directors and executive officers of FCB and BancShares. Additionally, David S. Perry, who is President, Treasurer, and a director of the Company, also serves as President and a director of Triangle Life, and Frank B. Holding, Jr. serves as Chairman of the Board of Triangle Life.

        Yadkin Valley Life's business consists of reinsuring credit life insurance policies issued by Triangle Life which are sold through Southern Bank and Trust Company, Mount Olive, North Carolina ("Southern"), The Fidelity Bank, Fuquay-Varina, North Carolina ("Fidelity"), and The Heritage Bank, Lucama, North Carolina ("Heritage"). Each of those banks has an arrangement with Triangle Life whereby it receives a commission on credit life insurance policies it sells to its loan customers which are issued by Triangle Life (and which commissions are paid from the premiums received on such policies). Hope H. Connell, who is a director and principal shareholder of the Company, also serves as a director of Southern and its parent holding company and is a principal shareholder of Heritage. Lewis R. Holding, a principal shareholder of the Company, also is a principal shareholder of Southern's and Fidelity's parent holding companies.
E. Thomas Lucas, an executive officer and a director of the Company, also is a director of Heritage. The dollar amounts of commissions received by Southern, Fidelity, and Heritage, respectively, in connection with those policies during 1998 were $36,742, $49,765, and $17,019.

        A significant portion of the Company's assets are represented by its investments in equity securities of BancShares, First Citizens Bancorporation of South Carolina, Columbia, South Carolina ("Bancorporation"), and Heritage. The Company is affiliated with BancShares and Heritage as a result of the common control relationships described above. Additionally, Lewis R. Holding, a principal shareholder of the Company, also is a principal shareholder of Bancorporation, and Peter M. Bristow, a principal shareholder of the Company, also is a principal shareholder and an executive officer of Bancorporation.

           PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        Subject to ratification by shareholders, the Board of Directors has appointed KPMG LLP, Certified Public Accountants, as the Company's independent public accountants for 1999. A representative of KPMG LLP is not expected to be present at the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2. THE FAVORABLE VOTE OF A MAJORITY OF THE SHARES VOTING IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL.

                                  OTHER MATTERS

        The Board of Directors knows of no other matters that may be presented for action at the Annual Meeting. Should other matters properly come before the meeting, the Proxies, or their substitutes, will be authorized to vote all shares represented by appointments of proxy in accordance with their best judgment.

                            PROPOSALS OF SHAREHOLDERS

        Any proposal of a shareholder which is intended to be presented for action at the 2000 Annual Meeting must be received by the Company at its main office in Raleigh, North Carolina, no later than November 22, 1999, to be considered timely received for inclusion in the proxy statement and form of appointment of proxy issued in connection with that meeting. In order for such a proposal to be included in the Company's proxy statement and form of appointment of proxy, the person submitting it must own, beneficially or of record, at least 1% or $1,000 in market value of shares of the Company's common stock entitled to be voted on that proposal at the meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting.

                             ADDITIONAL INFORMATION

        The Company is subject to the reporting requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Securities and Exchange Commission including, without limitation, proxy statements, annual reports, and quarterly reports. A COPY OF THE COMPANY'S 1998 ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED WITHOUT CHARGE UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. REQUESTS FOR COPIES SHOULD BE DIRECTED TO DAVID S. PERRY, PRESIDENT, YADKIN VALLEY COMPANY, POST OFFICE BOX 1729, RALEIGH, NORTH CAROLINA 27602.


                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ E. THOMAS LUCAS
                                            E. THOMAS LUCAS
                                            VICE PRESIDENT AND SECRETARY


MARCH 19, 1999

                              YADKIN VALLEY COMPANY
               239 FAYETTEVILLE STREET MALL, POST OFFICE BOX 1729
                          RALEIGH, NORTH CAROLINA 27602

                              APPOINTMENT OF PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints David S. Perry and Jeanette C. Howell, or either of them, attorneys and proxies (the "Proxies"), with full power of substitution, to vote all outstanding shares of the common stock of Yadkin Valley Company (the "Company") held of record by the undersigned on March 8, 1999, at the Annual Meeting of the Shareholders of the Company to be held on the second floor of the offices of First-Citizens Bank & Trust Company, 239 Fayetteville Street Mall, Raleigh, North Carolina at 10:00 a.m., on April 26, 1999, and at any adjournments thereof, on the matters listed below:

1. ELECTION OF DIRECTORS: Proposal to elect three directors of the Company for one-year terms or until their successors are duly elected and qualified.

        [ ]  FOR all nominees listed below   [ ] WITHHOLD AUTHORITY to vote for
             (except as indicated otherwise      ALL nominees listed below.
             on the line below).

        NOMINEES:     Hope Holding Connell, David S. Perry, and E. Thomas Lucas.

        INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line below:

--------------------------------------------------------------------------------

2. RATIFICATION OF INDEPENDENT ACCOUNTANTS: Proposal to ratify the appointment of KPMG LLP as independent public accountants for fiscal 1999.

               [ ]   FOR       [ ]   AGAINST      [ ]   ABSTAIN

3. OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgement.


       PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY ON THE REVERSE SIDE
              AND RETURN IT TO THE COMPANY IN THE ENVELOPE PROVIDED

        THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INSTRUCTIONS ON THE REVERSE SIDE. IN THE ABSENCE OF ANY INSTRUCTION, THIS APPOINTMENT OF PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 1 HAS BECOME UNABLE OR UNWILLING TO SERVE AS A DIRECTOR FOR ANY REASON, THE PROXIES HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE.

        THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE HOLDER OF THE SHARES TO WHICH IT RELATES AT ANY TIME BEFORE IT IS EXERCISED BY FILING A NOTICE IN WRITING REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND ANNOUNCING HIS OR HER INTENTION TO VOTE IN PERSON.

                                 DATED:_____________________________, 1999


                                 ________________________________________
                                 SIGNATURE


                                 ____________________________________________
                                 JOINT SIGNATURE (IF SHARES ARE HELD JOINTLY)


                                 INSTRUCTION: Please date and sign above EXACTLY as your name appears on this appointment of proxy. Joint owners of shares should BOTH sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.


IMPORTANT: TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY, YOU WILL BE ABLE TO VOTE IN PERSON AT THE MEETING IF YOU SO DESIRE.